UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
The Securities Act of 1934

Date of Report:	December 20, 2001

WESTVACO CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
DELAWARE	1-3013	13-1466285
(State or other	(Commission	(I.R.S. Employer
jurisdiction	File Number)	Identification No.)
of incorporation)

One High Ridge Park		06905
Stamford, CT		(Zip Code)
Registrant's telephone number, including area code		(203) 461-7400

ITEM 5. OTHER EVENTS

Westvaco issued a news release on November 20, 2001 announcing fourth quarter and full year earnings for 2001. A copy of the news release is filed as Exhibit 99.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99     News release issued by the Company on November 20, 2001

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WESTVACO CORPORATION

By _______________________
      John W. Hetherington
    Vice President and Secretary

Date:  December 20, 2001

EXHIBIT INDEX

Page No.

Exhibit 99 News release issued by the Company on November 20, 2001 3